Exhibit 10.9



                                           Payment Funding Facility Agreement
                                           for the Issue and Repayment of Notes
                                           - SMHL Global Fund No. 9

                                           Perpetual Limited
                                           ABN 86 000 431 827

                                           and

                                           ME Portfolio Management Limited
                                           ABN 79 005 964 134



               Freehills
               ---------

               MLC Centre Martin Place Sydney New South Wales 2000 Australia Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
               www.freehills.com  DX 361 Sydney


               SYDNEY MELBOURNE PERTH BRISBANE SINGAPORE
               Correspondent Offices HANOI HO CHI MINH CITY JAKARTA KUALA LUMPUR


               Reference LGR:OMT:36G

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Table of contents

Clause                                                                      Page



1        Definitions and interpretation                                        2

         1.1      Definitions                                                  2
         1.2      Interpretation                                               6
         1.3      Banking Day                                                  8
         1.4      Transaction Document                                         8

2        The Notes                                                             8

         2.1      Application for and Issue of Notes                           8
         2.2      Acknowledgment of Indebtedness                               9
         2.3      Obligations under Notes                                      9
         2.4      Ownership of Notes                                           9
         2.5      Register                                                     9

3        Purpose                                                               9


4        Funding procedures                                                   10

         4.1      Delivery of Funding Notice                                  10
         4.2      Requirements for a Funding Notice                           10
         4.3      Copy of the Funding Notice to be provided to the Issuer     10
         4.4      Irrevocability of Funding Notice                            10

5        Loan Facility                                                        11

         5.1      Provision of Funding Portions                               11
         5.2      Repayment of Outstanding Moneys                             11
         5.3      Interest                                                    11
         5.4      Order of Repayment                                          12
         5.5      Acknowledgments                                             12

6        Payments                                                             13

         6.1      Manner of payments                                          13
         6.2      Payments on a Banking Day                                   13
         6.3      Appropriation of payments                                   13
         6.4      Payments in gross                                           14
         6.5      Taxation deduction procedures                               14
         6.6      Amounts payable on demand                                   14

7        Representations and warranties                                       14

         7.1      By the Issuer                                               14
         7.2      By the SF Manager                                           15
         7.3      Survival and repetition of representations and warranties   16
         7.4      Reliance by the Note Holder and OF Manager                  16

8        Undertakings                                                         16

         8.1      Term of undertakings                                        16

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         8.2      Compliance with Covenants                                   16
         8.3      Notify Events of Default                                    17
         8.4      Know your customer                                          17
         8.5      Compliance with Regulation AB                               17
         8.6      Direction of claims by the SF Manager                       22
         8.7      Direction of defence of claims                              23

9        Events of Default                                                    23

         9.1      Operation of clause 9                                       23
         9.2      Effect of Event of Default                                  24
         9.3      Issuer to continue to perform                               24
         9.4      Enforcement                                                 24

10       Trustee Limitation of Liability Protection                           24

         10.1     Limitation of Liability - Issuer                            24
         10.2     Limitation of Liability - Note Holder                       25
         10.3     Wilful Default of the Issuer and the Note Holder            26

11       Indemnities                                                          27

         11.1     General indemnity                                           27
         11.2     Continuing indemnities and evidence of loss                 28
         11.3     Funds available for indemnity                               28
         11.4     Negligence, wilful default or breach of law                 28
         11.5     Notification from Note Holder or OF Manager                 28

12       Tax, costs and expenses                                              29

         12.1     Tax                                                         29
         12.2     Costs and expenses                                          29
         12.3     Goods and services tax                                      30

13       Interest on overdue amounts                                          30

         13.1     Payment of interest                                         30
         13.2     Accrual of interest                                         30
         13.3     Rate of interest                                            31

14       Assignment                                                           31

         14.1     Assignment by Transaction Party                             31
         14.2     Assignment by Note Holder and OF Manager                    31
         14.3     Assist transfer or assignment                               31
         14.4     Participation permitted                                     31
         14.5     Lending Office                                              31
         14.6     Disclosure                                                  31
         14.7     No increase in costs                                        32

15       General                                                              32

         15.1     Confidential information                                    32
         15.2     Performance by Note Holder of obligations                   32
         15.3     Transaction Party to bear cost                              32
         15.4     Notices                                                     32


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


         15.5     Governing law and jurisdiction                              34
         15.6     Prohibition and enforceability                              34
         15.7     Waivers                                                     34
         15.8     Variation                                                   34
         15.9     Cumulative rights                                           35
         15.10    Attorneys                                                   35
         15.11    Binding Obligations                                         35
         15.12    Winding up of Securitisation Fund                           35
         15.13    Termination                                                 35
         15.14    Counterparts                                                35

Schedule 3 - Report on assessment of compliance with
             Regulation AB servicing criteria                                 42

Schedule 4 - Servicing Criteria to be addressed in assessment
             of compliance                                                    43


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

                     Payment Funding Facility Agreement - SMHL Global Fund No. 9
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This Payment Funding Facility Agreement
                  is made on 21 September 2006 between the following parties:

                  1       Perpetual Limited
                          ABN 86 000 431 827
                          in its capacity as trustee of the Securitisation Fund (as hereinafter defined) of Level 12, 123 Pitt Street, Sydney, New South Wales
                          (Issuer)

                  2       Perpetual Limited
                          ABN 86 000 431 827
                          in its capacity as trustee of the Origination Fund (as hereinafter defined) of Level 12, 123 Pitt Street, Sydney, New South Wales
                          (Note Holder)

                  3       ME Portfolio Management Limited
                          ABN 79 005 964 134
                          in its capacity as manager of the Securitisation Fund of Level 23, 360 Collins Street, Melbourne, Victoria (SF Manager)

                  4       ME Portfolio Management Limited
                          ABN 79 005 964 134
                          in its capacity as manager of the Origination Fund of Level 23, 360 Collins Street, Melbourne, Victoria (OF Manager)

Recitals

                  A. The Issuer is the trustee, and the SF Manager is the manager, of the Securitisation Fund.

                  B. The Note Holder is the trustee, and the OF Manager is the manager, of the Origination Fund.

                  C. The SF Manager has requested the OF Manager to direct the Note Holder to make available a loan facility to the Issuer under which the Issuer will issue Notes to the Note Holder and the Note Holder will purchase Notes from the Issuer.

                  D. The Note Holder and the OF Manager have agreed to make available a facility on the terms and conditions of this agreement and have agreed with the SF Manager and the Issuer that the terms and conditions of the issue and repayment of any such Notes are those contained in this agreement.

The parties agree

                  in consideration of, among other things, the mutual promises contained in this agreement:

                     Payment Funding Facility Agreement - SMHL Global Fund No. 9
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1        Definitions and interpretation

         1.1      Definitions

                  In this agreement, unless the context otherwise requires:

                  Attorney means an attorney appointed under a Material
                  Document;

                  Authorisation includes:

                  (a) any consent, registration, filing, agreement,
                      notarisation, certificate, licence, approval, permit, authority or exemption from, by or with a Governmental Agency; and

                  (b) any consent or authorisation regarded as given by a
                      Governmental Agency due to the expiration of the period specified by a statute within which the Governmental Agency should have acted if it wished to proscribe or limit anything already lodged, registered or notified under that statute;

                  Authorised Investments has the meaning given to it in the Master Trust Deed;

                  Bank has the meaning given to it in the Master Trust Deed;

                  Banking Day means a day on which Banks are open for business in Melbourne and Sydney excluding a Saturday, Sunday or public holiday;

                  Bond Issue Date has the meaning given to it in the Master Trust Deed;

                  Bond Issue Direction has the meaning given to it in the Master Trust Deed;

                  Charge means the charge created under the Security Trust Deed;

                  Class A Note has the meaning given to it in the Supplementary Bond Terms Notice;

                  Class B Note has the meaning given to it in the Supplementary Bond Terms Notice;

                  Collections has the meaning given to it in the Supplementary Bond Terms Notice;

                  Commission has the meaning given to it in the Supplementary Bond Terms Notice;

                  Conditions means the terms and conditions as set out in
                  schedule 2;

                  Designated Rating Agency has the meaning given to it in the Master Trust Deed;

                  Dollars, A$ and $ means the lawful currency of the Commonwealth of Australia;

                  Encumbrance means an interest or power:

                  (a) reserved in or over an interest in any asset including, but not limited to, any retention of title; or

                  (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

                  by way of security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to, any agreement to grant or create any of the above;

                  Entity has the same meaning as in Chapter 2E of the Corporations Act;

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  Event of Default means an Event of Default as defined in the Security Trust Deed;

                  Exchange Act has the meaning given to it in the Supplementary Bond Terms Notice;

                  Excluded Tax means any Tax imposed by any jurisdiction on the net income of the Note Holder;

                  Facility means the payment funding facility made available by the Note Holder to the Issuer under this agreement (by purchase of Notes);

                  Fitch Ratings means Fitch Australia Pty Ltd;

                  Funding Date means the date on which a Note will be issued (as stipulated in the Funding Notice) and the date on which a Funding Portion is, or is to be, advanced or regarded as advanced to the Issuer under this agreement;

                  Funding Notice means a notice given, or to be given, under clauses 4.1 and 4.2;

                  Funding Portion means in relation to any Note, the principal amount of that Note to be provided or outstanding at that time (as the case may be);

                  Governmental Agency means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

                  GST has the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999;

                  Interest Amount means for any Payment Period all of the net income derived from the investment of the net proceeds of the Principal Outstanding for that Payment Period;

                  Lending Office means the office of the Note Holder set out in clause 15.4(a)(1)(A) or such other office as notified by the Note Holder under this agreement;

                  Liquidity Notes has the meaning given to it in the Supplementary Bond Terms Notice;

                  Master Trust Deed means the Master Trust Deed dated 4 July 1994 made between Perpetual Limited and ME Portfolio Management Limited, and providing for the establishment of a series of separate trusts known collectively as the Superannuation Members' Home Loans Trusts, as amended and restated from time to time;

                  Material Documents means:

                 (a) this agreement (including each Note); and

                 (b) the Security Trust Deed; and

                 (c) the Supplementary Bond Terms Notice.

                  Moody's has the meaning given to it in the Master Trust Deed;

                  Mortgage has the meaning given to it in the Master Trust Deed;

                  Note means a note issued under clauses 2 and 4;
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  Note Holder means Perpetual Limited (in its capacity as trustee of the Origination Fund) or any person entitled to be registered as a Note Holder in accordance with this agreement;

                  Officer means:

                  (a) in relation to the Issuer and Note Holder, a director, secretary or other person whose title contains the word or words "manager" or "counsel" or "head" or a person performing the functions of any of them; and

                  (b) in relation to the SF Manager and OF Manager, a director or a secretary, or a person notified to be an authorised officer of the relevant party;

                  Origination Fund means Superannuation Members' Home Loans Origination Fund No. 3 established pursuant to the Master Trust Deed;

                  Outstanding Moneys means all debts and monetary liabilities of the Issuer to the Note Holder under or in relation to any Material Document irrespective of whether the debts or liabilities:

                  (a) are present or future;

                  (b) are actual, prospective, contingent or otherwise;

                  (c) are at any time ascertained or unascertained;

                  (d) are owed or incurred by or on account of the Issuer
                      alone, or severally or jointly with any other person;

                  (e) are owed to or incurred for the account of the Note
                      Holder alone, or severally or jointly with any other person;

                  (f) are owed or incurred as principal, interest, fees,
                      charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; or

                  comprise any combination of the above, after:

                  (g) deducting the aggregate amount of any payments made
                      under clause 3(b); and

                  (h) adding the aggregate of any amounts recovered by or
                      otherwise paid to the Issuer where the original non-payment of those amounts was a Payment Amount Shortfall;

                  Outstanding Principal Balance in respect of a Mortgage has the same meaning as in the Supplementary Bond Terms Notice;

                  Overdue Rate means on any date the rate percent per annum calculated by the OF Manager which is the rate, expressed as a percentage, derived from dividing the Interest Amount by the average of the Principal Outstanding on each Banking Day during the Payment Period immediately preceding the date the Overdue Rate is calculated;

                  Payment Amount means an amount payable by the Issuer to the counterparty to any Enhancement or Interest Hedge (as those terms are defined in the Security Trust Deed) in respect of any loss suffered by the counterparty as a consequence of the termination before its due date of any arrangement to hedge or otherwise manage the Issuer's interest rate exposure for any Mortgage being an Asset of the Securitisation Fund where all or part of the interest payable is subject to a fixed rate;

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  Payment Amount Shortfall means as the case requires:

                  (a) a Recovery Shortfall; and

                  (b) a Threshold Rate Shortfall;

                  Payment Date has the meaning given to it in the Supplementary Bond Terms Notice;

                  Payment Period means the period from and including the last relevant Payment Date to but excluding the next relevant Payment Date except that the first Payment Period will commence on the relevant Funding Date and the last Payment Period will end on the Termination Date;

                  Permitted Encumbrance means:

                  (a) every lien created by operation of law securing an
                      obligation that is not yet due;

                  (b) every lien for the unpaid balance of purchase moneys
                      under an instalment contract entered into in the ordinary course of business;

                  (c) every lien for the unpaid balance of moneys owing for
                      repairs; and

                  (d) an Encumbrance granted under a Transaction Document,

                  which affects or relates to any of the assets of the Securitisation Fund;

                  Power means any right, power, authority, discretion or remedy conferred on the Note Holder or OF Manager, or a Receiver or an Attorney by any Transaction Document or any applicable law;

                  Principal Outstanding means at any time the aggregate principal amount of all outstanding Funding Portions at that time after:

                  (a) deducting the aggregate amount of any payments made
                      under clause 3(b); and

                  (b) adding the aggregate of any amounts recovered by or
                      otherwise paid to the Issuer in respect of a Payment Amount Shortfall;

                  Recovery Shortfall means an amount equal to the difference between the Payment Amount and the amount recovered or recoverable under or pursuant to the Mortgage in respect of the Payment Amount;

                  Redraw Funding Facility has the meaning given to it in the Security Trust Deed;

                  Register means the register of Note Holders maintained by the Issuer;

                  Regulation AB has the meaning given to it in the Supplementary Bond Terms Notice;

                  S&P has the meaning given to it in the Master Trust Deed;

                  Same Day Funds means bank cheque or other immediately available funds;

                  Securitisation Fund means the Securitisation Fund constituted under the Master Trust Deed known as SMHL Global Fund No. 9;

                  Security Trust Deed means the security trust deed (as amended from time to time) in respect of the Securitisation Fund between the Issuer, the SF Manager, Perpetual Trustee Company Limited ABN 42 000 001 007 (as security trustee) and The Bank of New York (as note trustee);

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  Set Date means in relation to the initial Payment Period, the Funding Date, and in relation to each subsequent Payment Period, the relevant Payment Date at the commencement of that Payment Period;

                  Supplementary Bond Terms Notice means the Supplementary Bond Terms Notice dated on or about the date of this agreement in respect of the Securitisation Fund and providing the terms of issue for Class A Notes and Class B Notes;

                  Tax means:

                  (a) any tax (including GST), levy, charge, impost, duty,
                      fee, deduction, compulsory loan or withholding; or

                  (b) any income, stamp or transaction duty, tax or charge,

                  which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above;

                  Termination Date means, the first to occur of:

                  (a) the date on which the Total Outstanding Principal
                      Balance is zero or will be zero following any payments made on the relevant Payment Date (as defined under the Supplementary Bond Terms Notice); and

                  (b) the date by which the SF Manager has received written
                      notification from each Designated Rating Agency (as defined in the Master Trust Deed) that the provision of the Facility and the subscription and issue of Notes under the Facility (including any outstanding Notes) is no longer necessary in order to maintain the "AAA", "Aaa" and "AAA" rating of notes in the Securitisation Fund known as the "Class A Notes" by S&P, Moody's and Fitch Ratings respectively;

                  Threshold Rate Shortfall means any shortfall arising under any determination under clause 11(a) of the Supplementary Bond Terms Notice;

                  Total Outstanding Principal Balance has the meaning given to it under the Supplementary Bond Terms Notice;

                  Transaction Document has the meaning given to it in the Master Trust Deed and includes this agreement and any document or agreement entered into or given under it (including Notes);

                  Transaction Party means:

                  (a) the Issuer; or

                  (b) the SF Manager.

         1.2      Interpretation

                  In this agreement, headings and boldings are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

                  (a) words importing the singular include the plural and vice versa;

                  (b) words importing a gender include any gender;

                  (c) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

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                                                                          page 6
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  (d) an expression importing a natural person includes any
                      company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

                  (e) a reference to any thing (including, but not limited to, any right) includes a part of that thing;

                  (f) a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

                  (g) a reference to a statute, regulation, proclamation,
                      ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

                  (h) a reference to a document includes all amendments or
                      supplements to, or replacements or novations of, that document;

                  (i) a reference to liquidation includes appointment of an
                      administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or a similar procedure or, where applicable, changes in the constitution of any partnership or person or death;

                  (j) a reference to a party to any document includes that
                      party's successors and permitted assigns;

                  (k) a reference to an agreement other than this agreement
                      includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

                  (l) a reference to an asset includes all property of any
                      nature, including, but not limited to, a business, and all rights, revenues and benefits;

                  (m) a reference to a document includes any agreement in
                      writing, or any certificate, notice, instrument or other document of any kind;

                  (n) no provision of this agreement will be construed
                      adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;

                  (o) a reference to the drawing, accepting, endorsing or
                      other dealing with or of a Bill refers to a drawing, accepting, endorsing or dealing within the meaning of the Bills of Exchange Act 1909;

                  (p) a reference to a body, other than a party to this
                      agreement (including, without limitation, an institute, association or authority), whether statutory or not:

                      (1)  which ceases to exist; or

                      (2) whose powers or functions are transferred to another body,

                      is a reference to the body which replaces it or which substantially succeeds to its powers or functions; and

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  (q) the Issuer or the Note Holder will only be considered to have knowledge or awareness of, or notice of, a thing, or grounds to believe any thing, by virtue of the officers of the Issuer or the Note Holder having day to day responsibility for the administration of the Origination Fund or the Securitisation Fund (as the case may be) having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default means notice, knowledge or awareness of the occurrence of the events or circumstances constituting an Event of Default and that those events or circumstances constitute an Event of Default.

         1.3      Banking Day

                  Unless otherwise stipulated in this agreement, where the day on or by which any thing is to be done is not a Banking Day, that thing must be done on or by the succeeding Banking Day.

         1.4      Transaction Document

                  The parties agree that this agreement and any document or agreement entered into or given under it (including a Note) is a "Transaction Document" for the purposes of the Master Trust Deed.

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2        The Notes

         2.1      Application for and Issue of Notes

                  (a) The SF Manager may request that the Issuer issues a Note to the Note Holder by:

                      (1) requesting a Note be issued from "SMHL Global Fund No. 9";

                      (2) specifying the principal amount of the Note required;

                      (3)  specifying the proposed date of issue of the Note;
                           and

                      (4) providing to the Note Holder and the OF Manager a Funding Notice (and a copy to the Issuer) pursuant to clause 4.

                  (b) If the SF Manager has requested that the Issuer issues a
                      Note in accordance with clause 2.1(a) and the OF Manager and Note Holder agree to subscribe for the Note as requested by the SF Manager, the Issuer must, on the terms of this agreement, issue the Note to the Note Holder in consideration for the principal amount provided that the OF Manager and Note Holder have complied with clause 5.1.

                  (c) The parties agree that the terms and conditions
                      contained in this agreement, the Supplementary Bond Terms Notice (to the extent applicable) and the Security Trust Deed (to the extent applicable) govern the issue and repayment of the Notes.

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


         2.2      Acknowledgment of Indebtedness

                  The Issuer acknowledges its indebtedness to the Note Holder in respect of each Note issued under this agreement.

         2.3      Obligations under Notes

                  (a) The obligations of the Issuer under the Notes are
                      constituted by, and specified in, this agreement and in the Conditions.

                  (b) Each Note is a separate debt of the Issuer.

                  (c) The entitlement of any person to a Note is determined by registration as a Note Holder of that Note.

                  (d) The making of, or giving effect to, a manifest error in an inscription in the Register will not avoid the creation or transfer of a Note.

         2.4      Ownership of Notes

                  (a) A Note may be transferred by the Note Holder to any
                      person in accordance with this agreement.

                  (b) The person whose name is registered as the Note Holder of a Note in the Register will be, and will be treated by the Issuer as, the absolute owner of the Note.

         2.5      Register

                  The Issuer must:

                  (a) establish and maintain the Register;

                  (b) enter in the Register in respect of each Note:

                      (1) the principal amount and principal outstanding in respect of each Note;

                      (2) its date of issue and date of redemption and cancellation; and

                      (3) the date on which any person becomes, or ceases to be, a Note Holder.
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3        Purpose
                  (a) Subject to clause 3(b), the Issuer must, and the SF
                      Manager must cause the Issuer to, keep the proceeds of a Funding Portion invested in Authorised Investments:

                      (1) which are rated "AAA" or "A-1+" by S&P, "Prime-1" or "Aaa" by Moody's and "AAA" or "F1+" by Fitch Ratings, or such other rating as any Designated Rating Agency may approve from time to time;

                      (2) which mature (except in the case of call deposits with a Bank) not later than the day before the relevant Payment Date immediately after the day on which they are made; and

                      (3)  otherwise in accordance with the Master Trust Deed.

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                                                                          page 9

                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  (b) The Issuer must and the SF Manager must cause the Issuer to, apply funds invested under clause 3(a):

                      (1) to the extent of any Payment Amount Shortfall and subject to clause 5.5(b)(3), towards Collections in accordance with the Supplementary Bond Terms Notice; and

                      (2)  otherwise as required under clause 5 or clause 11.

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4        Funding procedures

         4.1      Delivery of Funding Notice

                  If the SF Manager determines that the Issuer requires a Note to be issued, the SF Manager must deliver to the Note Holder and the OF Manager a Funding Notice in accordance with this clause 4.

         4.2      Requirements for a Funding Notice

                  A Funding Notice:

                  (a) must be in writing in the form of, and specifying the
                      matters set out in, schedule 1;

                  (b) must be received by the Note Holder and the OF Manager at least 2 Banking Days before the proposed Funding Date (or such shorter period as the OF Manager may agree in writing);

                  (c) must be signed by an Officer of the SF Manager and an
                      Officer of the Issuer;

                  (d) whether or not stated in the notice, constitutes a
                      representation and warranty by each of the Issuer and the SF Manager that so far as it is aware (without the need to make enquiry) each representation and warranty set out in clause 7 and given by it is true, correct and not misleading as if made at the date of the Funding Notice and the Funding Date in respect of the facts and circumstances then subsisting, but if the representation and warranty constituted by this clause 4.2(d) is not correct the Funding Notice must contain a statement to that effect and must set out full details of any exceptions and the reasons and any remedial action taken or proposed. Any such statement is without prejudice to the rights of the Note Holder and OF Manager.

         4.3      Copy of the Funding Notice to be provided to the Issuer

                  A copy of each Funding Notice must be provided to the Issuer at least 1 Banking Day before the proposed Funding Date together with the Bond Issue Direction for the issue of the Notes.

         4.4      Irrevocability of Funding Notice

                  The Note Holder or the OF Manager may, in its absolute discretion, decide to decline to provide the requested funding specified in the Funding Notice, in which case the OF Manager must notify each of the Issuer and the SF Manager in writing. Following agreement by the Note Holder and the OF Manager to the

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  issue of the relevant Note specified in the Funding Notice, the Issuer is irrevocably committed to, and the SF Manager is irrevocably committed to cause the Issuer to, issue the relevant Note and to draw Funding Portions from the Note Holder in accordance with the Funding Notice given to the OF Manager and the Note Holder.

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5        Loan Facility

         5.1      Provision of Funding Portions

                  If the SF Manager gives a Funding Notice in accordance with clause 4 and the OF Manager and the Note Holder agree to the issue of the specified Note, then, subject to this agreement (including, without limitation, clause 10), the Note Holder must, and the OF Manager must cause the Note Holder to, provide the relevant Funding Portion under the Facility as payment for the relevant Note in Same Day Funds in Dollars not later than 12 noon (Melbourne time) on the specified Funding Date and in accordance with that Funding Notice.

         5.2      Repayment of Outstanding Moneys

                  (a) If after having regard to clause 5.5, the SF Manager
                      determines that on any Banking Day the Principal Outstanding is greater than the amount agreed from time to time by the SF Manager and each Designated Rating Agency the Issuer must, and the SF Manager must cause the Issuer to, repay to the Note Holder so much of the Principal Outstanding so that the Principal Outstanding immediately after that repayment will not cause the current rating of the Class A Notes and the Class B Notes issued by the Issuer to be downgraded or withdrawn by any Designated Rating Agencies.

                  (b) The Issuer must, and the SF Manager must cause the
                      Issuer to, repay the Principal Outstanding, if any, in full on the Termination Date.

                  (c) The Issuer must, and the SF Manager must cause the
                      Issuer to, pay or repay the balance of the Outstanding Moneys in full to the Note Holder on the Termination Date or on such other date on which the Principal Outstanding is, or is required to be, repaid in full.

                  (d) The Issuer is not obliged to make a repayment under this clause 5.2 other than out of the funds invested or available for investment under clause 3.

         5.3      Interest

                  (a) On each relevant Payment Date, the Issuer must, and the
                      SF Manager must cause the Issuer to, pay to the Note Holder interest in relation to the relevant Payment Period being an amount equal to the Interest Amount. The Issuer is not obliged to pay interest under this clause 5.3(a) other than out of the Interest Amount.

                  (b) The Issuer and the SF Manager acknowledge that the
                      Interest Amount is not available to meet any payment obligation of the Issuer other than its obligation to pay interest under clauses 5.3(a) and 5.3(c).

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                                                                         page 11
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  (c) If on any relevant Payment Date, the Interest Amount in respect of the relevant Payment Period is not paid on the whole amount of the Principal Outstanding:

                      (1) the Interest Amount shall accrue interest at the Overdue Rate for the next Payment Period;

                      (2) the Interest Amount and interest accrued under paragraph (1) shall become payable on the next relevant Payment Date; and

                      (3) to the extent to which any unpaid Interest Amount (including any interest accrued under paragraph
                           (1)) remains unpaid after that next relevant
                           Payment Date it will again be subject to paragraphs
                           (1) and (2) for each subsequent Payment Period and relevant Payment Date until it has been paid.

                  (d) Interest must be calculated in arrears on daily balances on the basis of a 365 day year and for the actual number of days elapsed during the relevant period.

         5.4      Order of Repayment

                  (a) In making repayments under clause 5.2, the Issuer must, and the SF Manager must cause the Issuer to, apply the amount of the repayment to repay the Principal Outstanding under the Notes in order of the date of issue of the Notes so that the Notes issued earlier in time are repaid first.

                  (b) The Note Holder must, and the OF Manager must cause the
                      Note Holder to, apply repayments in accordance with clause 6.3(a).

                  (c) The OF Manager must advise the Issuer and the SF Manager in writing of the Notes which have been wholly or partly repaid, the amount of the repayment and the Principal Outstanding under that Note.

         5.5      Acknowledgments

                  (a) The Issuer acknowledges that if an amount is paid out of the Securitisation Fund as a consequence of a Payment Amount Shortfall, and an amount referable to that Payment Amount Shortfall is subsequently recovered by or otherwise paid to the Issuer, such amounts are to be available for repayment under clause 5.

                  (b) Each of the parties acknowledges that:

                      (1) the Issuer will not be able to issue the Class A Notes or the Class B Notes unless and until a Funding Portion has been provided and maintained under clause 5.1 such that the Principal Outstanding is not less than 0.00% of the Outstanding Principal Balance of the Loans secured by the Mortgages comprised in the Assets of Securitisation Fund on the issue date of the notes;

                      (2) in order to maintain the assigned rating by each Designated Rating Agency (which rating confirmation by each Designated Rating Agency must be in writing) of the Class A Notes or the Class B Notes it may be necessary to increase the amount of the Principal Outstanding to an amount in excess of 0.00% of the Outstanding

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                                                                         page 12
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                           Principal Balance of the Loans secured by Mortgages comprised in the Assets of Securitisation Fund;

                      (3) the amount of the Principal Outstanding up to an amount equal to 0.00% of the Outstanding Principal Balance of the Loans secured by Mortgages comprised in the Assets of Securitisation Fund is only available in respect of Payment Amount Shortfalls being Recovery Shortfalls and any Principal Outstanding in excess of 0.00% of the Outstanding Principal Balance of the Loans secured by Mortgages comprised in the Assets of Securitisation Fund is only available in respect of Payment Amount Shortfalls being Threshold Rate Shortfalls; and

                      (4) if a Threshold Rate Shortfall exists and the amount of the Funding Portion is not increased as contemplated by clause 5.5(b)(2), the SF Manager must comply with clauses 11(c)(1) and (2) of the Supplementary Bond Terms Notice.

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6        Payments

         6.1      Manner of payments

                  All payments to the Note Holder under the Transaction Documents must be made:

                  (a) in Same Day Funds;

                  (b) in Dollars; and

                  (c) not later than 11:00 am (Melbourne time) on the due
                      date,

                  to the account of the Note Holder specified by the OF Manager to the Issuer or in such other manner to an account of the Note Holder as the OF Manager directs from time to time.

         6.2      Payments on a Banking Day

                  If a payment is due on a day which is not a Banking Day, the due date for that payment is the next Banking Day and interest must be adjusted accordingly.

         6.3      Appropriation of payments

                  (a) All payments made by the Issuer to the Note Holder under this agreement may be appropriated as between principal, interest and other amounts, as the OF Manager in its absolute discretion determines or, failing any determination, in the following order:

                      (1) firstly, towards reimbursement of all fees, costs, expenses, charges, damages and indemnity payments incurred or due and owing by the Transaction Parties under the Material Documents;

                      (2) secondly, towards payment of interest due and payable under the Material Documents; and

                      (3)  thirdly, towards repayment of the Principal
                           Outstanding.

                  (b) Any appropriation under clause 6.3(a) overrides any
                      appropriation made by the Issuer.

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                                                                         page 13
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


         6.4      Payments in gross

                  All payments which a Transaction Party is required to make under any Material Document must be:

                  (a) without any set-off, counterclaim or condition; and

                  (b) without any deduction or withholding for any Tax or any other reason, unless the Transaction Party is required to make a deduction or withholding by applicable law.

         6.5      Taxation deduction procedures

                  If a Transaction Party is required to make a deduction or withholding in respect of Tax from any payment to be made to the Note Holder under any Material Document, then:

                  (a) that Transaction Party has no obligation to indemnify
                      the Note Holder against that tax; and

                  (b) that Transaction Party must, and in the case of the
                      Issuer, the SF Manager must cause the Issuer to, use its best endeavours to obtain official receipts or other documentation from the relevant Governmental Agency and within 2 Banking Days after receipt the Issuer must, and the SF Manager must cause the Issuer to, deliver them to the Note Holder.

         6.6      Amounts payable on demand

                  If any amount payable by a Transaction Party under any Material Document is not expressed to be payable on a specified date that amount is payable by the Transaction Party on demand by the Note Holder or OF Manager.

--------------------------------------------------------------------------------
7        Representations and warranties

         7.1      By the Issuer

                  The Issuer hereby represents and warrants to the OF Manager and Note Holder that:

                  (a) (Due Incorporation): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                  (b) (Constitution): the execution delivery and performance of this agreement and any Note does not and will not violate its Constitution;

                  (c) (Corporate Power): it has the power and has taken all
                      corporate and other action required to enter into this agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the performance of its obligations thereunder;

                  (d) (Filings): it has filed all corporate notices and
                      effected all registrations with the Australian Securities and Investments Commission or similar office in the jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate except:

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                                                                         page 14
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                      (1) as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or other similar laws affecting creditors' rights generally; and

                      (2) that this representation and warranty does not apply to the filing of ASIC form 309 or ASIC form 350 in relation to the creation or stamping of the Charge;

                  (e) (Legally Binding Obligation): this agreement and each
                      Note constitutes or will constitute a valid, legally binding and enforceable obligation of it in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust laws or other similar laws affecting creditors' rights generally;

                  (f) (Execution, Delivery and Performance): the execution,
                      delivery and performance of this agreement and each Note by it does not violate any existing law or regulation or any document or agreement to which it is a party in either case in its capacity as trustee of the Securitisation Fund or which is binding upon it or any of its assets in its capacity as trustee of the Securitisation Fund;

                  (g) (Authorisation): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by it in connection with the execution and delivery of, and performance of its obligations under, this agreement and any Note have been obtained and are valid and subsisting;

                  (h) (Securitisation Fund Validly Created): the
                      Securitisation Fund has been validly created and is in existence at the date of this agreement;

                  (i) (Sole Trustee): it has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund;

                  (j) (Master Trust Deed): the Securitisation Fund is
                      constituted pursuant to the Master Trust Deed; and

                  (k) (No Proceedings to Remove): no notice has been given to it and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the Securitisation Fund.

         7.2      By the SF Manager

                  The SF Manager hereby represents and warrants to the OF Manager and Note Holder that:

                  (a) (Due incorporation): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                  (b) (Constitution): the execution, delivery and performance by it of this agreement and each Note does not and will not violate its Constitution;

                  (c) (Corporate power): the SF Manager has the power and has taken all corporate and other action required to enter into this agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the performance of its obligations hereunder;

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                                                                         page 15
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  (d) (Filings): the SF Manager has filed all corporate
                      notices and effected all registrations with the Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

                  (e) (Legally Binding Obligation): this agreement and each
                      Note constitutes or will constitute a valid, legally binding and enforceable obligation of the SF Manager in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or other similar laws affecting creditors' rights generally;

                  (f) (Execution, Delivery and Performance): the execution,
                      delivery and performance of this agreement and each Note by the SF Manager does not violate any existing law or regulation or any document or agreement to which the SF Manager is a party or which is binding upon it or any of its assets; and

                  (g) (Authorisation): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by the SF Manager in connection with the execution, delivery and performance of this agreement and each Note have been obtained and are valid and subsisting.

         7.3      Survival and repetition of representations and warranties

                  The representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2:

                  (a) survive the execution of each Transaction Document; and

                  (b) are regarded as repeated on each Funding Date with
                      respect to the facts and circumstances then subsisting.

         7.4      Reliance by the Note Holder and OF Manager

                  The Issuer and the SF Manager each acknowledge that the Note Holder and OF Manager have entered into each Transaction Document to which it is a party in reliance on the representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2.

--------------------------------------------------------------------------------
8        Undertakings

         8.1      Term of undertakings

                  Unless the OF Manager otherwise agrees in writing, until the Outstanding Moneys are fully and finally repaid the Issuer and the SF Manager must, at its own cost (but without prejudice to clause 10 in the case of the Issuer), comply with the undertakings in this clause 8.

         8.2      Compliance with Covenants

                  The Issuer must and the SF Manager must ensure that the Issuer does:

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                                                                         page 16
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  (a) comply with all of its covenants and obligations under the Security Trust Deed and Supplementary Bond Terms Notice; and

                  (b) wherever it is required to obtain consent of the
                      Security Trustee (as defined in the Security Trust Deed) under the Security Trust Deed also obtain the prior written consent of the Note Holder and OF Manager.

         8.3      Notify Events of Default

                  On and from the Termination Date, each of the SF Manager and the Issuer must immediately notify all the other parties to this agreement in writing if it becomes actually aware of the occurrence of any Event of Default and must provide full and complete details in relation thereto immediately upon becoming actually aware of such details.

         8.4      Know your customer

                  Subject to any confidentiality, privacy or general trust law obligations owed by the Issuer to Bondholders and any applicable confidentiality or privacy laws, except to the extent those obligations or laws are overridden by applicable anti-money laundering or counter-terrorism financing laws, each party hereto (Information Provider) agrees to provide any information and documents reasonably required by another party hereto (Information Receiver) for the Information Receiver to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information Provider. The Information Receiver may, to the extent required by law, decline to perform its affected obligations under the Transaction Documents to which it is a party. Any Information Receiver receiving information and documents pursuant to this clause 8.4 agrees to utilize such information and documents solely for the purpose of complying with applicable anti-money laundering or counter-terrorism financing laws.

         8.5      Compliance with Regulation AB

                  In relation to compliance with Regulation AB:

                  (a) the SF Manager and the Issuer acknowledge and agree that the purpose of this clause 8.5 is to facilitate compliance by the Issuer in relation to the Securitisation Fund with the provisions of Regulation AB and related rules and regulations of the Commission to the extent applicable to the Issuer;

                  (b) the SF Manager shall not exercise its right to request delivery of information or other performance under these provisions other than as required to comply with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder, including Regulation AB, with respect to the Securitisation Fund. The SF Manager shall not request the delivery of information or other performance under this clause 8.5 unless the SF Manager is required under the Exchange Act to file an annual report on Form 10-K with respect to the Securitisation Fund. The SF Manager and the Issuer acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus

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                                                                         page 17
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                      among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the SF Manager in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB; provided that, to the extent the SF Manager and the Issuer do not agree with respect to an interpretation of Regulation AB, the SF Manager and the Issuer shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the SF Manager and the Issuer, addressed to the SF Manager and the Issuer, stating the opinion of such counsel with respect to the interpretation of the relevant provision(s) of Regulation AB; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the SF Manager and the Issuer. In relation to the Securitisation Fund, the Issuer shall cooperate fully with the SF Manager to deliver to the SF Manager (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information within the control of the Issuer or for which the Issuer is responsible necessary in the good faith determination of the SF Manager to permit the SF Manager to comply with the provisions of Regulation AB, together with such disclosures relating to the SF Manager, the Issuer, any Subcontractor of the Issuer, the Loans, the servicing of the Loans or any other servicing activities within the meaning of Item 1122 of Regulation AB, reasonably believed by the SF Manager to be necessary in order to effect such compliance;

                  (c) the SF Manager (including any of its assignees or
                      designees) shall cooperate with the Issuer by providing timely notice of requests for information under these provisions following the SF Manager becoming aware that it is required under the Exchange Act to file an annual report on Form 10-K in any year and by reasonably limiting such requests to information required, in the SF Manager's reasonable judgment, to comply with Regulation AB;

                  (d) the Issuer acknowledges and agrees that, to the extent the SF Manager reasonably determines, upon consultation with, and to the extent agreed with, the Issuer, that the Issuer is "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB, the Issuer will comply with the applicable requirements contained in clause 8.5(e) - (i); provided that, to the extent the SF Manager and the Issuer do not agree whether the Issuer is "participating in the servicing function" with respect to one or more Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund, the SF Manager and the Issuer shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the SF Manager and the Issuer, addressed to the SF Manager and the Issuer, stating whether, in the opinion of such counsel, the Issuer is "participating in the servicing function" with respect to such Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the SF Manager and the Issuer;

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                  (e) on or before September 1 of each calendar year,
                      commencing in 2007, the Issuer shall upon the reasonable request of the Manager:

                      (1) deliver to the SF Manager a report (in form and substance reasonably satisfactory to the SF Manager) regarding the Issuer's assessment of compliance with the Servicing Criteria during the immediately preceding financial year ended June 30, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the SF Manager and signed by an authorized officer of the Issuer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Schedule 3 hereto and addressing, at a minimum, the criteria identified in Schedule 4 hereto as "Applicable Servicing Criteria", but only with respect to such of the Servicing Criteria that the Issuer performs;

                      (2) deliver to the SF Manager a report of a registered public accounting firm reasonably acceptable to the SF Manager that attests to, and reports on, the assessment of compliance made by the Issuer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                      (3) cause each Subcontractor of the Issuer (if any) determined by the Issuer pursuant to clause 8.5 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the SF Manager an assessment of compliance and accountants' attestation as and when provided in clause 8.5(e)(1) and 8.5(e)(2), but only with respect to such of the Servicing Criteria that such Subcontractor of the Issuer performs;

                      An assessment of compliance provided by a Subcontractor of the Issuer pursuant to clause 8.5(e)(3) need not address any elements of the Servicing Criteria other than those specified by the Issuer pursuant to clause 8.5(f), and need only address such of the Servicing Criteria that such Subcontractor performs;

                  (f) in relation to the use of Subcontractors:

                      (1) the Issuer shall promptly upon the reasonable request of the SF Manager provide to the SF Manager (or any designee of the SF Manager) a written description (in form and substance satisfactory to the SF Manager) of the role and function of each Subcontractor utilized by the Issuer, specifying:

                           (A)  the identity of each such Subcontractor;

                           (B) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; and

                           (C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause 8.5(f)(1)(B);

                      (2) as a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of

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                                                                         page 19
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                           Item 1122 of Regulation AB, (i) the Issuer shall cause any such Subcontractor used by the Issuer for the benefit of the SF Manager to comply with the provisions of clauses 8.5(e) - (i), 8.6 and 8.7 of this agreement to the same extent as if such Subcontractor were the Issuer (provided that in the case of a Subcontractor of the Issuer, the obligations of such Subcontractor under clause 8.5(g) will be owed directly to the SF Manager and the Issuer will do all things reasonably necessary to cause the Subcontractor to owe such obligations directly to the SF Manager) and (ii) the Issuer shall obtain the written consent of the SF Manager (which is not to be unreasonably withheld or delayed) to the utilization of such Subcontractor. The Issuer shall be responsible for obtaining from each Subcontractor and delivering to the SF Manager any assessment of compliance and accountants' attestation required to be delivered by such Subcontractor under clause 8.5(e) - (i), in each case as and when required to be delivered;

                  (g) the Issuer shall indemnify the SF Manager and shall hold the SF Manager harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that it sustains directly as a result of:

                      (1) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this clause 8.5 by or on behalf of the Issuer, or provided under this clause 8.5 by or on behalf of any Subcontractor of the Issuer (collectively, the "Issuer Information"); provided that in the case of any untrue statement of a material fact contained or alleged to be contained in the accountant's letter, the Issuer will indemnify and hold harmless the SF Manager only to the extent of the sum that the Issuer recovers from the accounting firm providing such accountant's letter (which recovery the Issuer must if the Issuer in good faith determines the Issuer is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that the Issuer will not indemnify and hold harmless the SF Manager to the extent that the untrue statement of a material fact contained or alleged to be contained in the Issuer Information relates to information provided to the Issuer by the SF Manager or any other party to enable the Issuer to complete its duties under the Transaction Documents; or

                      (2) the omission or alleged omission to state in the Issuer Information a material fact required to be stated in the Issuer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that this clause 8.5(g)(2) shall be construed solely by reference to the Issuer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Issuer Information or any portion thereof is presented together with or separately from such other information; provided, further, that in

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                           the case of the omission or alleged omission to state in an accountant's letter a material fact required to be stated in the accountant's letter or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuer will indemnify and hold harmless the SF Manager only to the extent of the sum that the Issuer recovers from the accounting firm providing such accountant's letter (which recovery the Issuer must if the Issuer in good faith determines the Issuer is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that the Issuer will not indemnify and hold harmless the SF Manager to the extent that the omission or alleged omission to state in the Issuer Information a material fact required to be stated in the Issuer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, relates to information provided to the Issuer by the SF Manager or any other party to enable the Issuer to complete its duties under the Transaction Documents; or

                      (3) any failure by the Issuer or any Subcontractor of the Issuer to deliver any information, report, certification, accountants' letter or other material when and as required under this clause 8.5, including any failure by the Issuer to disclose any non-compliance with any of the Servicing Criteria in a certification or to identify pursuant to clause 8.5(f) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. In the case of any failure of performance described in clause 8.5(g)(3), the Issuer shall promptly reimburse the SF Manager, for all costs reasonably incurred by the SF Manager in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Issuer or any Subcontractor of the Issuer;

                  (h) any failure by the Issuer or any Subcontractor of the
                      Issuer to:

                      (1) deliver any information, report, certification,
                          accountants' letter or other material when and as required under this clause 8.5, shall, except as provided in clause 8.5(h)(2), immediately and automatically, without notice or grace period, entitle the SF Manager, in its sole discretion:

                          (A) to remove the Issuer or direct the Issuer to
                              remove the Subcontractor of the Issuer from the performance of any activities which the SF Manager reasonably determines to constitute "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB; and

                          (B) to replace such party with respect to such
                              activities, each at the expense of the Issuer, without payment (notwithstanding anything in the Transaction Documents to the contrary) of any compensation to the Issuer; provided that to the extent that any provision of the Transaction Documents expressly

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                              provides for the survival of certain rights or obligations following termination of the Issuer, such provision shall be given effect;

                      (2) deliver any information, report, certification or
                          accountants' letter when and as required under clause 8.5(e) - (i) or (except as provided below) any failure by the Issuer to identify pursuant to clause 8.5(f) any Subcontractor of the Issuer "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered, shall entitle the SF Manager, in its sole discretion:

                          (A) to remove the Issuer or direct the Issuer to
                              remove the Subcontractor of the Issuer from the performance of any activities which the SF Manager reasonably determines to constitute "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB; and

                          (B) to replace such party with respect to such
                              activities, in the case of the Issuer or any Subcontractor of the Issuer, at the expense of the Issuer, without payment (notwithstanding anything in the Transaction Documents to the contrary) of any compensation to the Issuer;

                          provided that to the extent that any provision of the Transaction Documents expressly provides for the survival of certain rights or obligations following termination of the Issuer, such provision shall be given effect; and

                  (i) the Issuer shall promptly reimburse the SF Manager (or any designee of the SF Manager), for all reasonable expenses incurred by the SF Manager (or such designee), as such are incurred, in connection with the termination of the Issuer and the transfer of servicing activities within the meaning of Item 1122 of Regulation AB to a successor. The provisions of this clause 8.5(i) shall not limit whatever rights the SF Manager may have under other provisions of the Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

         8.6      Direction of claims by the SF Manager

                  (a) If the Issuer is entitled to recover from the accounting firm providing the accountant's letter referred to in clause 8.5(g) by any action, proceeding, claim or demand (for the purpose of this clause 8.6, a Claim), the Issuer must if the Issuer in good faith determines that it is entitled to do so after taking professional advice pursue such Claim and must promptly notify the SF Manager in writing of such Claim.

                  (b) Upon notice to the SF Manager of any such Claim under
                      clause 8.6(a), the SF Manager will have the option to assume the direction of that Claim (including the employment of legal advisers selected by the Issuer but

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                      approved by the SF Manager subject to the payment by the Issuer of all fees and expenses).

                  (c) If the Issuer receives notice from the SF Manager of its election to direct the Claim and the SF Manager approves the legal advisers selected by the Issuer for the purposes of that Claim, the Issuer will not be liable to the SF Manager under this clause 8.6 for any fees or expenses subsequently incurred by the SF Manager in connection with the Claim unless the Issuer does not employ legal advisers approved by or on behalf of the SF Manager to represent the SF Manager within a reasonable time after notice of the Claim.

         8.7      Direction of defence of claims

                  (a) If any action, proceeding, claim or demand brought
                      against the SF Manager in connection with (i) any untrue statement of a material fact contained or alleged to be contained in the Issuer Information referred to in clause 8.5(g) or (ii) the omission or alleged omission to state in the Issuer Information a material fact required to be stated in the Issuer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (for the purpose of this clause 8.7, a Claim), the Issuer will have the option to assume the direction of that Claim (including the employment of legal advisers selected by the Issuer but approved by the SF Manager subject to the payment by the Issuer of all fees and expenses).

                  (b) If the Issuer notifies the SF Manager in writing of its election to direct the defence of a Claim brought against the Issuer and the SF Manager approves the legal advisers selected by the Issuer for the purposes of the defence of that Claim, the Issuer will not be liable to the SF Manager under this clause 8.7 for any fees or expenses subsequently incurred by the SF Manager in connection with the Claim against the Issuer unless the Issuer does not employ legal advisers approved by or on behalf of the SF Manager to represent the Issuer within a reasonable time after notice of the Claim.

                  (c) If any Claim brought against the Issuer is settled with respect to the Issuer with the consent of the SF Manager or if there is a final judgement against the Issuer in relation to it, the Issuer agrees to indemnify and hold harmless the SF Manager from and against any loss or liability by reason of such settlement or judgement (other than any fees and expenses incurred in circumstances where the Issuer is not liable for them under clause 8.7(b), or any fees and expenses incurred in connection with any Claim brought against the Issuer that is settled with respect to the Issuer or compromised by the Issuer without the consent of the SF Manager (unless the SF Manager has unreasonably withheld its consent)).

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9        Events of Default

         9.1      Operation of clause 9

                  Clauses 9.2 to 9.4 only have effect on and from the Termination Date.

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


         9.2      Effect of Event of Default

                  (a) Upon or at any time after the occurrence of an Event of
                      Default the Note Holder or the OF Manager may by notice to the Issuer and the SF Manager declare that the Outstanding Moneys are immediately due and payable.

                  (b) The Issuer must and the SF Manager must cause the Issuer to upon receipt of a notice under clause 9.2(a) immediately repay in full the Outstanding Moneys to the Note Holder.

         9.3      Issuer to continue to perform

                  (a) If the Note Holder or OF Manager makes any declaration under clause 9.2:

                      (1) the declaration does not affect or diminish the duties and obligations of the Issuer or the SF Manager under the Transaction Documents; and

                      (2) each of the Issuer and the SF Manager must continue to perform its obligations under the Transaction Documents as if the declaration had not been made, subject to any directions that may be given by the Note Holder or the OF Manager from time to time under any Transaction Document.

                  (b) Clause 9.3(a) does not affect the obligations of the
                      Issuer or the SF Manager under clause 9.2.

         9.4      Enforcement

                  (a) The Material Documents may be enforced without notice to or consent by the Issuer or SF Manager or any other person even if the Note Holder accepts any part of the Outstanding Moneys after an Event of Default or there has been any other Event of Default.

                  (b) Neither the Note Holder nor the OF Manager is liable to any Transaction Party for any loss or damage a Transaction Party may suffer, incur or be liable for arising out of or in connection with the Note Holder or OF Manager exercising any Power under any Material Document.

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10       Trustee Limitation of Liability Protection

         10.1     Limitation of Liability - Issuer

                  (a) Clause 26 of the Master Trust Deed applies to the
                      obligations and liabilities of the Issuer and SF Manager under this agreement.

                  (b) The Issuer enters into this agreement in its capacity as trustee of the Securitisation Fund and in no other capacity (except where the Transaction Documents provide otherwise). Subject to clause 10.1(d) below, a liability of the Issuer arising under or in connection with this agreement or the Securitisation Fund is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets and property of the Securitisation Fund which are available to satisfy the right of the Issuer to be exonerated or indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of this agreement

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                      and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Securitisation Fund.

                  (c) Subject to clause 10.1(d) below, no person (including
                      any Relevant Party) may take action against the Issuer in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or arrangement of or affecting the Issuer (except in relation to the assets of the Securitisation Fund).

                  (d) The provisions of this clause 10.1 shall not apply to
                      any obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Issuer's indemnification or exoneration out of the assets of the Securitisation Fund, as a result of the Issuer's fraud, negligence or wilful default.

                  (e) It is acknowledged that the Relevant Parties are
                      responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the Securitisation Fund. No act or omission of the Issuer (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of clause 10.1(d) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who has been delegated or appointed by the Issuer in accordance with the Transaction Documents to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of a Relevant Party or any other person.

                  (f) No attorney, agent, receiver or receiver and manager
                      appointed in accordance with this agreement or any other Transaction Document has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of clause 10.1(d) above.

                  (g) In this clause 10.1 Relevant Parties means any party to a Transaction Document other than the Issuer.

                  (h) The Issuer is not obliged to do or refrain from doing
                      anything under this agreement (including incur any liability) unless the Issuer's liability is limited in the same manner as set out in paragraphs (b) to (f) of this clause.

         10.2     Limitation of Liability - Note Holder

                  (a) Clause 26 of the Master Trust Deed applies to the
                      obligations and liabilities of the Note Holder and OF Manager under this agreement.

                  (b) The Note Holder enters into this agreement only in its capacity as trustee of the Origination Fund and no other capacity. A liability of the Noteholder arising under or in connection with this agreement is limited to and can be enforced against the Note Holder only to the extent to which it

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                      can be satisfied out of property of the Origination Fund out of which the Note Holder is actually indemnified for the liability. This limitation of the Note Holder's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Note Holder in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

                  (c) The parties other than the Note Holder may take action against the Note Holder in any capacity other than as trustee of the Origination Fund or seek the appointment of a receiver (except in relation to property of the Origination Fund), a liquidator, an administrator or any similar person to the Note Holder or prove in any liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the Origination Fund).

                  (d) The provisions of this clause 10.2 shall not apply to
                      any obligation or liability of the Note Holder to the extent that it is not satisfied because under the Master Trust Deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.

                  (e) It is acknowledged that the OF Manager is responsible
                      under the Master Trust Deed establishing the Origination Fund for performing a variety of obligations relating to the Origination Fund, including under this agreement. No act or omission of the Note Holder (including any related failure to satisfy its obligations or breach of representation or warranty under this agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (d) of this clause 10.2 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

                  (f) No attorney, agent, receiver or receiver and manager
                      appointed in accordance with this agreement has authority to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (d) of this clause 10.2.

                  (g) The Note Holder is not obliged to do or refrain from
                      doing anything under this agreement (including incur any liability) unless the Note Holder's liability is limited in the same manner as set out in paragraphs (a) to (f) of this clause.

         10.3     Wilful Default of the Issuer and the Note Holder

                  For the purposes of this agreement, the expression "wilful default":

                  (a) in relation to the Issuer and the Note Holder, means a wilful default of this agreement by the Issuer or the Note Holder, as the case may be:

                      (1)  other than a default which:

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                                                                         page 26
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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                           (A)  arises out of a breach of a Transaction
                                Document by a person other than the Issuer, Note Holder or any person referred to in paragraph 10.3(b) in relation to the Issuer or the Note Holder;

                           (B) arises because some other act or omission is a precondition to the relevant act or omission of the Issuer or the Note Holder, and that other act or omission does not occur;

                           (C) is in accordance with a lawful court order or direction or is required by law; or

                           (D)  is in accordance with an instruction or
                                direction given to it by any person in
                                circumstances where that person is authorised to do so by any Transaction Document; and

                      (2) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this agreement from the Fund.

                  (b) A reference to the "fraud", "negligence" or "wilful
                      default" of the Issuer or the Note Holder means the fraud, negligence or wilful default of the Issuer or the Note Holder, as the case may be, and of the officers or employees, but not of the agents or delegates of the Issuer or Note Holder, unless the Issuer or the Note Holder is liable for the acts or omissions of such other person under the terms of this agreement.

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11       Indemnities

         11.1     General indemnity

                  (a) Subject to clause 10.1 the Issuer, to the extent it is permitted or contemplated under the terms of the Master Trust Deed, indemnifies on a full indemnity basis (including legal costs and expenses charged at the usual commercial rates of the relevant legal services provider) and out of the property of the Securitisation Fund the Note Holder and OF Manager against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which the Note Holder or OF Manager, as the case may be, or an Attorney of the Note Holder or OF Manager pays, suffers, incurs or is liable for, in respect of any of the following:

                      (1) a Funding Portion required by a Funding Notice, not being made for any reason, but excluding any default by the Note Holder or OF Manager, as the case may be;

                      (2) any repayment or prepayment of all or part of a Funding Portion being made on a date other than the relevant Payment Date.

                  (b) Without limitation to the indemnity contained in clause
                      11.1(a), that indemnity includes the amount determined by the Note Holder or OF Manager, as the case may be, as being incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Note Holder or OF Manager, as the case may be to

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                      fund or maintain the Principal Outstanding or the relevant Funding Portion and includes, but is not limited to, loss of margin.

         11.2     Continuing indemnities and evidence of loss

                  (a) Each indemnity of the Issuer contained in this agreement is a continuing obligation of the Issuer, despite:

                      (1)  any settlement of account; or

                      (2)  the occurrence of any other thing,

                      and remains in full force and effect until:

                      (3) all moneys owing, contingently or otherwise, under any of the Material Documents have been paid in full; and

                      (4)  the Outstanding Moneys are fully and finally repaid.

                  (b) Each indemnity of the Issuer contained in this agreement is an additional, separate and independent obligation of the Issuer and no one indemnity limits the generality of any other indemnity.

                  (c) Each indemnity of the Issuer contained in this agreement survives the termination of any Transaction Document.

                  (d) A certificate under the hand of an Officer of the OF
                      Manager detailing the amount of any damage, loss, liability, cost, charge, expense, outgoing or payment covered by any indemnity in this agreement is sufficient evidence unless the contrary is proved.

         11.3     Funds available for indemnity

                  The obligations of the Issuer under this clause 11 shall be payable solely to the extent of funds invested or available for investment under clause 3.

         11.4     Negligence, wilful default or breach of law

                  The indemnities in this clause 11 do not extend to any liability, loss, cost, charge or expense that is finally and judicially determined to result from any negligence, wilful default or breach of law by the other parties to this agreement.

         11.5     Notification from Note Holder or OF Manager

                  If the Note Holder or the OF Manager receives written notice of any act, matter or thing which may give rise to a liability, loss, cost, charge or expense in relation to which the Issuer would be required to indemnify it under this clause 11, the Note Holder or the OF Manager (as the case may be) will notify the Issuer of that act, matter or thing giving such details as it is practicable to give as soon as it is reasonably practicable and in any event within 5 Banking Days of it coming to its attention, provided that failure to do so will not result in any loss or reduction in the indemnity contained in this clause 11 unless the Issuer has been prejudiced in any material respect by such failure.

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9

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12       Tax, costs and expenses

         12.1     Tax

                  (a) The Issuer must and the SF Manager must cause the Issuer to pay any Tax, other than an Excluded Tax in respect of the Securitisation Fund or a Tax referred to in clause 12.3, in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

                      (1)  any Material Document;

                      (2) any agreement or document entered into or signed under any Material Document; and

                      (3) any transaction contemplated under any Material Document or any agreement or document described in clause 12.1(a)(2).

                  (b) The Issuer must and the SF Manager must cause the Issuer to pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 12.1(a) except to the extent that the fine, penalty or other cost is caused by the Note Holder's failure to lodge money received from the Issuer before the due date for lodgement.

                  (c) The Issuer indemnifies out of the property of the
                      Securitisation Fund the Note Holder against any amount payable under clause 12.1(a) or 12.1(b) or both.

         12.2     Costs and expenses

                  The Issuer must, and the SF Manager must cause the Issuer to, pay all costs and expenses of the Note Holder and the OF Manager and any employee, Officer, agent or contractor of the Note Holder and the OF Manager in relation to:

                  (a) the negotiation, preparation, execution, delivery,
                      stamping, registration, completion, variation and discharge of any Material Document or any agreement or document described in clause 12.1(a);

                  (b) the enforcement, protection or waiver, or attempted
                      enforcement or protection, of any rights under any Material Document or any agreement or document described in clause 12.1(a);

                  (c) the consent or approval of the Note Holder or OF Manager given under any Material Document or any agreement or document described in clause 12.1(a); and

                  (d) any enquiry by any Governmental Agency involving a
                      Transaction Party,

                  including, but not limited to, any administration costs of the Note Holder or the OF Manager, as the case may be, in connection with the matters referred to in clause 12.2(b) and 12.2(d) and any legal costs and expenses (charged at the usual commercial rates of the relevant legal services provider) and any professional consultant's fees for any of the above on a full indemnity basis.

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                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


         12.3     Goods and services tax

                  (a) Subject to clause 12.3(b), all amounts referred to in
                      this agreement which are relevant in determining a payment to be made by one party to another are exclusive of GST unless specifically indicated otherwise.

                  (b) If a party to this agreement is entitled to be
                      indemnified or reimbursed for any cost or expense incurred by that party, then the indemnity or reimbursement will be calculated by reference to the GST-exclusive amount of that cost or expense, increased by an amount equal to that part of the cost or expense for which the party or its representative member is not entitled to an input tax credit but would be entitled if that entity was entitled to a full input tax credit. For the avoidance of doubt, the amount calculated under this clause 12.3(b) is a GST-exclusive amount.

                  (c) If GST is levied or imposed on or in respect of any
                      supply made under or in connection with this agreement for which the consideration is a monetary payment, then the consideration provided for that supply is increased by an amount equal to the consideration multiplied by the rate at which that GST is levied or imposed. This additional amount is payable to the party with the liability to remit GST in the manner and at the time when the consideration to which it relates is payable.

                  (d) The recipient of any consideration for a taxable supply
                      (whether in money or otherwise) must provide to the other party a GST tax invoice (or any other thing required under any legislation concerned with GST) in the form required by the A New Tax System (Goods and Services Tax) Act 1999 or that other legislation.

                  (e) Where an "adjustment event", as defined in the A New Tax
                      System (Goods and Services Tax) Act 1999 occurs under this agreement, the parties shall do all things necessary to ensure that the adjustment event may be appropriately recognised, including the issue of an "adjustment note", as that term is defined in that Act.

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13       Interest on overdue amounts

         13.1     Payment of interest

                  The Issuer must, and the SF Manager must cause the Issuer to, pay interest on:

                  (a) any of the Outstanding Moneys due and payable, but
                      unpaid; and

                  (b) on any interest payable but unpaid in accordance with
                      clause 5.

         13.2     Accrual of interest

                  The interest payable under this clause 13:

                  (a) accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay the Outstanding Moneys becomes merged; and

                  (b) may be capitalised by the Note Holder on any relevant
                      Payment Date.

--------------------------------------------------------------------------------

                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


         13.3     Rate of interest

                  The rate of interest payable under this clause 13 on any part of the Outstanding Moneys is the higher of:

                  (a) the Overdue Rate; and

                  (b) the rate fixed or payable under a judgment or other
                      thing referred to in clause 13.2(a).

--------------------------------------------------------------------------------
14       Assignment

         14.1     Assignment by Transaction Party

                  A Transaction Party must not transfer or assign any of its rights or obligations under any Material Document without the prior written consent of the OF Manager, the Note Holder and each Designated Rating Agency.

         14.2     Assignment by Note Holder and OF Manager

                  Neither the Note Holder nor the OF Manager may assign any of its rights or transfer by novation any of its rights and obligations under this agreement or any Note without the prior written consent of the other parties and a prior written notice of such assignment been given to each Designated Rating Agency. Any such assignment must contain an acknowledgment that the assignee is bound by the provisions of this agreement.

         14.3     Assist transfer or assignment

                  At the request of the Note Holder or OF Manager, the Issuer and the SF Manager must do any thing including, but not limited to, executing any documents or amending any Material Document, to effect any transfer or assignment under this clause 14.

         14.4     Participation permitted

                  The Note Holder and OF Manager may grant by way of sub-participation (being a right to share in the financial effects of this agreement, without any rights against the Issuer) all or part of the Note Holder's or OF Manager's, as the case may be, rights and benefits under this agreement to any other person without having to obtain the consent of or to notify the Issuer or the SF Manager.

         14.5     Lending Office

                  (a) The Note Holder may change its Lending Office at any
                      time.

                  (b) The Note Holder must promptly notify the Issuer and the
                      SF Manager of any such change.

         14.6     Disclosure

                  Any party may disclose to a proposed assignee, transferee or sub-participant any information relating to any other party or the Transaction Documents whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to that other party.

--------------------------------------------------------------------------------

                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


         14.7     No increase in costs

                  If the Note Holder or OF Manager assigns or transfers any of its rights or obligations under any Material Document or changes its Lending Office the Issuer is not required to pay any net increase in the aggregate amount of costs, Taxes, fees or charges which:

                  (a) are a direct consequence of the transfer or assignment or change of Lending Office; and

                  (b) the Note Holder or OF Manager as the case may be, or its transferee or assignee was aware of or ought reasonably to have been aware of, at the time of the transfer or assignment or change of Lending Office.

--------------------------------------------------------------------------------
15       General

         15.1     Confidential information

                  The Note Holder and OF Manager may, for the purpose of exercising any Power, disclose to any person any documents or records of, or information about, any Transaction Document, or the assets, business or affairs of any Transaction Party, whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to any Transaction Party.

         15.2     Performance by Note Holder of obligations

                  If a Transaction Party defaults in fully and punctually performing any obligation contained or implied in any Transaction Document, the Note Holder and OF Manager may, without prejudice to any Power do all things necessary or desirable, in the opinion of the Note Holder or OF Manager, as the case may be, to make good or attempt to make good that default to the satisfaction of the Note Holder or OF Manager, as the case may be.

         15.3     Transaction Party to bear cost

                  Without prejudice to clause 10, any thing which must be done by a Transaction Party under any Material Document, whether or not at the request of the Note Holder or OF Manager, must be done at the cost of the Transaction Party.

         15.4     Notices

                  (a) Any notice or other communication including, but not
                      limited to, any request, demand, consent or approval, to or by a party to any Material Document:

                      (1) must be in legible writing and in English addressed as shown below (or if sent by facsimile, to the facsimile numbers below) and marked to the attention of the following:

                           (A) if to the Note Holder:

--------------------------------------------------------------------------------

                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                               Address:    Level 12
                                           123 Pitt Street
                                           Sydney, NSW, 2000

                               Attention:  Head of Debt Markets/Manager -
                                           Securitisation

                               Facsimile:  (02) 9221 7870; and

                           (B) if to the Issuer:

                               Address:    Level 12
                               123 Pitt Street
                               Sydney, NSW, 2000

                               Attention:  Head of Debt Markets/Manager -
                                           Securitisation

                               Facsimile:  (02) 9221 7870;

                           (C) if to the SF Manager:

                               Address:    Level 23,
                                           360 Collins Street,
                                           Melbourne, Victoria 3000

                               Attention: Manager - Capital Markets

                               Facsimile:  (03) 9605 6200; and

                           (D) if to the OF Manager:

                               Address:    Level 23,
                                           360 Collins Street,
                                           Melbourne, Victoria 3000

                               Attention: Manager - Capital Markets

                               Facsimile:  (03) 9605 6200;

                          or as specified to the sender by any party by notice;

                      (2) where the sender is a company, must be signed by an Officer or under the common seal of the sender;

                      (3) is regarded as being given by the sender and received by the addressee:

                          (A) if by delivery in person, when delivered to the
                              addressee;

                          (B) if by post, on delivery to the addressee; or

                          (C) if by facsimile transmission, as long as it is
                              legibly received, when transmitted to the addressee,

                          but if the delivery or receipt is on a day which is not a Banking Day or is after 4.00 pm (addressee's time) it is regarded as received at 9.00 am on the following Banking Day;

                      (4) can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender; and

--------------------------------------------------------------------------------

                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


                      (5) if to the Note Holder must be copied to the OF Manager and if to the Issuer must be copied to the SF Manager.

                  (b) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 15.4(a)(3) and informs the sender that it is not legible.

                  (c) In this clause 15.4, a reference to an addressee
                      includes a reference to an addressee's Officers, agents or employees.

         15.5     Governing law and jurisdiction

                  (a) This agreement is governed by the laws of New South
                      Wales.

                  (b) The parties irrevocably submit to the non-exclusive
                      jurisdiction of the courts of New South Wales.

         15.6     Prohibition and enforceability

                  (a) Any provision of, or the application of any provision
                      of, any Material Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

                  (b) Any provision of, or the application of any provision
                      of, any Material Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

         15.7     Waivers

                  (a) Waiver of any right arising from a breach of this
                      agreement or of any Power arising upon default under this agreement must be in writing and signed by the party granting the waiver.

                  (b) A failure or delay in exercise, or partial exercise, of:

                      (1)  a right arising from a breach of this agreement; or

                      (2) a Power created or arising upon default under this agreement,

                      does not result in a waiver of that right or Power.

                  (c) A party is not entitled to rely on a delay in the
                      exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement as constituting a waiver of that right or Power.

                  (d) A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

                  (e) This clause may not itself be waived except by writing.

         15.8     Variation

                  A variation of any term of this agreement must be in writing and signed by the parties. No variation may be made if it will cause the current rating of any bonds issued by the Issuer to be downgraded or withdrawn by any Designated Rating Agency.

--------------------------------------------------------------------------------

                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


         15.9     Cumulative rights

                  The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Note Holder or OF Manager.

         15.10    Attorneys

                  Each of the Attorneys executing this agreement states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

         15.11    Binding Obligations

                  Each party to this agreement acknowledges that the obligations expressed in this agreement are binding upon it.

         15.12    Winding up of Securitisation Fund

                  Prior to the Termination Date, neither the Note Holder nor the OF Manager may seek to terminate or wind up the Securitisation Fund as a consequence of any breach of this agreement or any Note by the Issuer or the SF Manager.

         15.13    Termination

                  This agreement can only be terminated on or after the Termination Date.

         15.14    Counterparts

                  (a) This agreement may be executed in any number of
                      counterparts.

                  (b) All counterparts, taken together, constitute 1
                      instrument.

                  (c) A party may execute this agreement by signing any
                      counterpart.

--------------------------------------------------------------------------------

                     Payment Funding Facility Agreement - SMHL Global Fund No. 9

--------------------------------------------------------------------------------


Schedule 1 - Funding Notice (clause 4.2)


To:      Perpetual Limited
         in its capacity as trustee of the Origination Fund
         (Note Holder)

         Attention: Head of Debt Markets/Manager - Securitisation

And:     ME Portfolio Management Limited
         in its capacity as manager of the Origination Fund
         (OF Manager)

         Attention: Manager - Capital Markets

--------------------------------------------------------------------------------

We refer to the Payment Funding Facility Agreement dated [insert date] (Agreement). Pursuant to clause 4 of the Agreement:

(a) we give you notice that we wish to request the Issuer to issue to the Note Holder a Note pursuant to the Agreement on [insert date] (Funding
     Date);

(b)  the aggregate principal amount of the Note is: $[insert amount];

(c) we request that the proceeds be remitted to account number [insert details] at [insert address] /[insert alternative instructions];

(d) The relevant Payment Period is a [Quarterly/Monthly] Payment Period commencing on the Funding Date;

(e)  The Issuer represents and warrants that:

     (1) [(except as disclosed in paragraph (e)(2))] each representation and warranty given by it in the Agreement is to the best of its knowledge, true, correct and not misleading as though it had been made at the date of this Funding Notice and the Funding Date specified above in respect of the facts and circumstances then subsisting;[ and]

     (2)  details of the exceptions to paragraph (e)(1) are as follows:
          [insert details], and the Issuer [has taken/proposes] the following remedial action [insert details]];

(f)  The SF Manager represents and warrants that:

     (1) [(except as disclosed in paragraph (f)(2))] each representation and warranty given by it in the Agreement is to the best of its knowledge, true, correct and not misleading as though it had been made at the date of this Funding Notice and the Funding Date specified above in respect of the facts and circumstances then subsisting;[ and]

     (2)  details of the exceptions to paragraph (f)(1) are as follows:
          [insert details], and the SF Manager [has taken/proposes] the following remedial action [insert details]].

Expressions defined in the Agreement have the same meaning when used in this Funding Notice.

--------------------------------------------------------------------------------

                     Payment Funding Facility Agreement - SMHL Global Fund No. 9


Dated:

Signed for and on behalf of
ME Portfolio Management Limited


----------------------------------------
Officer's signature


----------------------------------------
Name (please print)


Signed for and on behalf of
Perpetual Limited


----------------------------------------
Officer's signature


----------------------------------------
Name (please print)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Schedule 2 - Conditions


          Payment Funding Facility Agreement - SMHL Global Fund No. 9



                               PERPETUAL LIMITED
                              ABN 86 000 431 827
           in its capacity as trustee of the SMHL Global Fund No. 9

                of Level 12, 123 Pitt Street, Sydney, NSW, 2000

                                  ("Issuer")


whose office for the purposes of payment is at Level 12, 123 Pitt Street, Sydney, NSW, 2000 or such other address as the Issuer may notify to the Note Holder from time to time.

1        Note

(a) This Note certificate is issued as part of the Notes known as the SMHL Global Fund No.9. The terms and conditions of the issue of this Note and repayment are constituted by this Note and the Payment Funding Facility Agreement for the Issue and Repayment of Notes dated [insert date] between the Issuer, the Note Holder, ME Portfolio Management Limited (ABN 79 005 964 134) of Level 23, 360 Collins Street, Melbourne, Victoria, in its capacity as manager of the SMHL Global Fund No. 9 (SF Manager) and ME Portfolio Management Limited (ABN 79 005 964 134) of Level 23, 360 Collins Street, Melbourne, Victoria, in its capacity as manager of the Superannuation Members' Home Loans Origination Fund No. 3 (OF Manager) (Agreement). Terms defined in the Agreement have the same meaning when used in these Conditions.

(b) Subject to clause 3, the Issuer promises to repay the principal amount in accordance with the Agreement.

(c) This Note may only be assigned or transferred with the prior written consent of the Issuer and subject to and in accordance with the Agreement.

2        Derivation of payment

 The parties acknowledge that the payments to be made by the Issuer under this Note are derived by it from the receipts from a "mortgage" or "pool of mortgages", as those terms are defined in section 3 of the Duties Act 2000
 (Vic).

3        Extent of liability of Issuer

(a) Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Issuer and SF Manager under this Note.

(b) The Issuer issues this Note in its capacity as trustee of the Securitisation Fund and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph 3(d) below, a liability of the Issuer arising under or in connection with this Note or the Agreement or the Securitisation Fund is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets and property of the Securitisation Fund which are available to satisfy the right of the Trustee

--------------------------------------------------------------------------------
         to be exonerated or indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement.

(c) Subject to paragraph (d) below, no person (including any Relevant Party) may take action against the Issuer in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or arrangement of or affecting the Issuer except in relation to the assets of the Securitisation Fund).

(d) The provisions of this clause 3 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Issuer's indemnification or exoneration out of the assets of the Securitisation Fund, as a result of the Issuer's fraud, negligence or wilful default.

(e) It is acknowledged that the Relevant Parties are responsible under this Note and the Agreement and the Transaction Documents for performing a variety of obligations relating to the Securitisation Fund. No act or omission of the Issuer (including any related failure to satisfy its obligations under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of clause 3(d) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who has been delegated or appointed by the Issuer in accordance with the Transaction Documents to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of a Relevant Party or any other person.

(f) No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement or any other Transaction Document has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of clause 3(d) above.

(g) In this clause 3 Relevant Parties means any party to a Transaction Document other than the Issuer.

(h) The Issuer is not obliged to do or refrain from doing anything under this Note or the Agreement (including incur any liability) unless the Issuer's liability is limited in the same manner as set out in paragraphs (a) to (f) of this clause 3.

4        Extent of liability of Note Holder

(a) Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Note Holder and OF Manager under this Note.

(b) The Note Holder enters into this Note only in its capacity as trustee of the Origination Fund and no other capacity. A liability arising under or in connection with this Note or the Agreement is limited to and can be enforced against the Note Holder only to the extent to which it can be satisfied out of property of the Origination Fund out of which the Note Holder is actually indemnified for the liability. This limitation of the Note Holder's liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Note Holder in any way connected with
--------------------------------------------------------------------------------
         any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement.

(c) The parties other than the Note Holder may not take action against the Note Holder in any capacity other than as trustee of the Origination Fund or seek the appointment of a receiver (except in relation to property of the Origination Fund), a liquidator, an administrator or any similar person to the Note Holder or prove in any liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the Origination Fund).

(d) The provisions of this clause 4 shall not apply to any obligation or liability of the Note Holder to the extent that it is not satisfied because under the trust deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.

(e) It is acknowledged that the OF Manager is responsible under the trust deed establishing the Origination Fund for performing a variety of obligations relating to the Origination Fund, including under this Note and the Agreement. No act or omission of the Note Holder (including any related failure to satisfy its obligations or breach of representation or warranty under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (d)of this clause 4 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

(f) No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement has authority to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (d) of this clause 4.

(g) The Note Holder is not obliged to do or refrain from doing anything under this Note or the Agreement (including incur any liability) unless the Note Holder's liability is limited in the same manner as set out in paragraphs (a) to (f) of this clause 4.

5        Extent of liability of Issuer and Note Holder

For the purposes of this Note, the expression "wilful default":

(a) in relation to the Issuer and the Note Holder, means a wilful default of this Note and the Agreement by the Issuer or the Note Holder, as the case may be:

         (1)  other than a default which:

               (A) arises out of a breach of a Transaction Document by a person other than the Issuer, Note Holder or any person referred to in clause 5(b) in relation to the Issuer or the Note Holder;

               (B) arises because some other act or omission is a precondition to the relevant act or omission of the Issuer or the Note Holder, and that other act or omission does not occur;

               (C) is in accordance with a lawful court order or direction or is required by law; or

--------------------------------------------------------------------------------

               (D) is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

          (2) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this Note and the Agreement from the Fund.

(b) A reference to the "fraud", "negligence" or "wilful default" of the Issuer or the Note Holder means the fraud, negligence or wilful default of the Issuer or the Note Holder, as the case may be, and of the officers or employees, but not of the agents or delegates of the Issuer or Note Holder, unless the Issuer or the Note Holder is liable for the acts or omissions of such other person under the terms of this Note and the Agreement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule 3 - Report on assessment of compliance with Regulation AB servicing criteria




ME Portfolio Management Limited
Level 23
360 Collins Street
Melbourne  VIC  3000





                  [________________] (the "Asserting Party") is responsible for assessing compliance as of June 30, [ ] and for the period from [ ] (date of issuance of SMHL Global Fund No. 9) through June 30, [ ] (the "Reporting Period") with the servicing criteria set forth in Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), except for criteria 229.1122(d)[insert section numbers in Regulation AB that are not applicable to Asserting Party] of the CFR, which have not been determined pursuant to the transaction documents for the SMHL Global Fund No. 9 to be, and the Asserting Party has concluded are not, servicing criteria that the Asserting Party performs, or in which the Asserting Party participates, in relation to SMHL Global Fund No. 9 (the "Applicable Servicing Criteria"). This assessment of compliance is provided in relation to SMHL Global Fund No. 9.

                  The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria in relation to SMHL Global Fund No. 9.

                  [____________], an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.



[NAME OF ASSERTING PARTY]




Date:    ________________________



By:

Name:    ________________________



Title:   ________________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule 4 - Servicing Criteria to be addressed in assessment of compliance


--------------------------------------------------------------------------------- ---------------------
                                                                                  APPLICABLE
SERVICING CRITERIA                                                                SERVICING CRITERIA
---------------------------- ---------------------------------------------------- ---------------------
Reference                    Criteria
---------------------------- ---------------------------------------------------- ---------------------
                             General Servicing Considerations
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(1)(i)                Policies and procedures are instituted to monitor
                             any performance or other triggers and events of
                             default in accordance with the transaction
                             agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(1)(ii)               If any material servicing activities are
                             outsourced to third parties, policies and
                             procedures are instituted to monitor the third
                             party's performance and compliance with such
                             servicing activities.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(1)(iii)              Any requirements in the transaction agreements to
                             maintain a back-up servicer for the mortgage
                             loans are maintained.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(1)(iv)               A fidelity bond and errors and omissions policy is
                             in effect on the party participating in the
                             servicing function throughout the reporting period
                             in the amount of coverage required by and otherwise
                             in accordance with the terms of the transaction
                             agreements.
---------------------------- ---------------------------------------------------- ---------------------
                             Cash Collection and Administration
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(2)(i)                Payments on mortgage loans are deposited into the
                             appropriate custodial bank accounts and related
                             bank clearing accounts no more than two business
                             days following receipt, or such other number of
                             days specified in the transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(2)(ii)               Disbursements made via wire transfer on behalf of
                             an obligor or to an investor are made only by
                             authorized personnel.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(2)(iii)              Advances of funds or guarantees regarding
                             collections, cash flows or distributions, and any
                             interest or other fees charged for such advances,
                             are made, reviewed and approved as specified in
                             the transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(2)(iv)               The related accounts for the transaction, such as
                             cash reserve accounts or accounts established as
                             a form of overcollateralization, are separately
                             maintained (e.g., with respect to commingling of
                             cash) as set forth in the transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(2)(v)                Each custodial account is maintained at a
                             federally insured depository institution as set
                             forth in the
---------------------------- ---------------------------------------------------- ---------------------



                             transaction agreements. For purposes
                             of this criterion, "federally insured depository
                             institution" with respect to a foreign financial
                             institution means a foreign financial institution
                             that meets the requirements of Rule 13k-1(b)(1)
                             of the Securities Exchange Act.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(2)(vi)               Unissued checks are safeguarded so as to prevent
                             unauthorized access.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(2)(vii)              Reconciliations are prepared on a monthly basis
                             for all asset-backed securities related bank
                             accounts, including custodial accounts and
                             related bank clearing accounts. These
                             reconciliations are (A) mathematically accurate;
                             (B) prepared within 30 calendar days after the
                             bank statement cutoff date, or such other number
                             of days specified in the transaction agreements;
                             (C) reviewed and approved by someone other than
                             the person who prepared the reconciliation; and
                             (D) contain explanations for reconciling items.
                             These reconciling items are resolved within 90
                             calendar days of their original identification,
                             or such other number of days specified in the
                             transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
                             Investor Remittances and Reporting
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(3)(i)                Reports to investors, including those to be filed
                             with the Commission, are maintained in accordance
                             with the transaction agreements and applicable
                             Commission requirements. Specifically, such
                             reports (A) are prepared in accordance with
                             timeframes and other terms set forth in the
                             transaction agreements; (B) provide information
                             calculated in accordance with the terms specified
                             in the transaction agreements; (C) are filed with
                             the Commission as required by its rules and
                             regulations; and (D) agree with investors' or the
                             trustee's records as to the total unpaid
                             principal balance and number of mortgage loans
                             serviced by the Servicer.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(3)(ii)               Amounts due to investors are allocated and remitted
                             in accordance with timeframes, distribution
                             priority and other terms set forth in the
                             transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(3)(iii)              Disbursements made to an investor are posted
                             within two business days to the Servicer's
                             investor records, or such other number of days
                             specified in the transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(3)(iv)               Amounts remitted to investors per the investor
                             reports agree with cancelled checks, or other form
                             of payment, or custodial bank statements.
---------------------------- ---------------------------------------------------- ---------------------
                             Pool Asset Administration
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(i)                Collateral or security on mortgage loans is
                             maintained as required by the transaction
                             agreements or related mortgage loan documents.
---------------------------- ---------------------------------------------------- ---------------------


---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(ii)               Mortgage loan and related documents are
                             safeguarded as required by the transaction
                             agreements
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(iii)              Any additions, removals or substitutions to the
                             asset pool are made, reviewed and approved in
                             accordance with any conditions or requirements in
                             the transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(iv)               Payments on mortgage loans, including any
                             payoffs, made in accordance with the related
                             mortgage loan documents are posted to the
                             Servicer's obligor records maintained no more
                             than two business days after receipt, or such
                             other number of days specified in the transaction
                             agreements, and allocated to principal, interest
                             or other items (e.g., escrow) in accordance with
                             the related mortgage loan documents.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(v)                The Servicer's records regarding the mortgage loans
                             agree with the Servicer's records with respect to
                             an obligor's unpaid principal balance.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(vi)               Changes with respect to the terms or status of an
                             obligor's mortgage loans (e.g., loan
                             modifications or re-agings) are made, reviewed
                             and approved by authorized personnel in
                             accordance with the transaction agreements and
                             related pool asset documents.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(vii)              Loss mitigation or recovery actions (e.g.,
                             forbearance plans, modifications and deeds in
                             lieu of foreclosure, foreclosures and
                             repossessions, as applicable) are initiated,
                             conducted and concluded in accordance with the
                             timeframes or other requirements established by
                             the transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(viii)             Records documenting collection efforts are
                             maintained during the period a mortgage loan is
                             delinquent in accordance with the transaction
                             agreements. Such records are maintained on at
                             least a monthly basis, or such other period
                             specified in the transaction agreements, and
                             describe the entity's activities in monitoring
                             delinquent mortgage loans including, for example,
                             phone calls, letters and payment rescheduling
                             plans in cases where delinquency is deemed
                             temporary (e.g., illness or unemployment).
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(ix)               Adjustments to interest rates or rates of return
                             for mortgage loans with variable rates are computed
                             based on the related mortgage loan documents.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(x)                Regarding any funds held in trust for an obligor
                             (such as escrow accounts): (A) such funds are
                             analyzed, in accordance with the obligor's
                             mortgage loan documents, on at least an annual
                             basis, or such other period specified in the
                             transaction agreements; (B)
---------------------------- ---------------------------------------------------- ---------------------

--------------------------------------------------------------------------------

---------------------------- ---------------------------------------------------- ---------------------
                             interest on such funds is paid, or credited, to
                             obligors in accordance with applicable mortgage loan
                             documents and state laws; and (C) such funds are
                             returned to the obligor within 30 calendar days
                             of full repayment of the related mortgage loans,
                             or such other number of days specified in the
                             transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(xi)               Payments made on behalf of an obligor (such as
                             tax or insurance payments) are made on or before
                             the related penalty or expiration dates, as
                             indicated on the appropriate bills or notices for
                             such payments, provided that such support has
                             been received by the servicer at least 30
                             calendar days prior to these dates, or such other
                             number of days specified in the transaction
                             agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(xii)              Any late payment penalties in connection with any
                             payment to be made on behalf of an obligor are
                             paid from the servicer's funds and not charged to
                             the obligor, unless the late payment was due to
                             the obligor's error or omission.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(xiii)             Disbursements made on behalf of an obligor are posted
                             within two business days to the obligor's records
                             maintained by the servicer, or such other number
                             of days specified in the transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(xiv)              Delinquencies, charge-offs and uncollectible
                             accounts are recognized and recorded in accordance
                              with the transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------
1122(d)(4)(xv)               Any external enhancement or other support, identified
                             in Item 1114(a)(1) through (3) or Item 1115 of
                             Regulation AB, is maintained as set forth in the
                             transaction agreements.
---------------------------- ---------------------------------------------------- ---------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Executed as an agreement:


<
ISSUER:

Signed for Perpetual Limited by its attorney in the presence of:


/s/ Simon Oh                                       /s/ Jennifer Wu
--------------------------                        -----------------------------
Witness                                           Attorney


Simon Oh                                          Jennifer Wu
--------------------------                        -----------------------------
Name (please print)                               Name (please print)



NOTE HOLDER:

Signed for Perpetual Limited by its attorney in the presence of:



/s/ Simon Oh                                       /s/ Jennifer Wu
--------------------------                        -----------------------------
Witness                                           Attorney


Simon Oh                                          Jennifer Wu
--------------------------                        -----------------------------
Name (please print)                               Name (please print)


--------------------------------------------------------------------------------

SF MANAGER:

Signed for
ME Portfolio Management Limited by its attorney in the presence of:


/s/ Paul Garvey                                    /s/ N. Vamvakas
-----------------------                            ---------------------------
Attorney                                           Attorney


Paul Garvey                                        N. Vamvakas
-----------------------                            ---------------------------
Name (please print)                                Name (please print)


                                                   Witnessed by

                                                   /s/ Cara Frances Elsley
                                                   ---------------------------
                                                   Cara Frances Elsley
                                                   Level 23, 360 Collins Street,
                                                   Melbourne 3000
                                                   An Australian Legal
                                                   Practitioner within the
                                                   meaning of the Legal
                                                   Profession Act 2004


OF MANAGER:

Signed for
ME Portfolio Management Limited by its attorney in the presence of:


/s/ Paul Garvey                                    /s/ N. Vamvakas
-----------------------                            ---------------------------
Attorney                                           Attorney


Paul Garvey                                        N. Vamvakas
-----------------------                            ---------------------------
Name (please print)                                Name (please print)


                                                   Witnessed by

                                                   /s/ Cara Frances Elsley
                                                   ---------------------------
                                                   Cara Frances Elsley
                                                   Level 23, 360 Collins Street,
                                                   Melbourne 3000
                                                   An Australian Legal
                                                   Practitioner within the
                                                   meaning of the Legal
                                                   Profession Act 2004


--------------------------------------------------------------------------------
                                                                         page 48